UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 8, 2019

Date of Report

(Date of earliest event reported)

ELANCO ANIMAL HEALTH INCORPORATED

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-38661 (Commission File Number)	82-5497352 (I.R.S. Employer Identification No.)

2500 Innovation Way Greenfield, Indiana (Address of principal executive offices)	46140 (Zip Code)

(877) 352-6261

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On February 8, 2019, Elanco Animal Health Incorporated issued a press release announcing that it intends to file a Registration Statement on Form S-4 with the Securities and Exchange Commission in connection with the proposed exchange offer announced by Eli Lilly and Company. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release of Elanco Animal Health Incorporated, dated February 8, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELANCO ANIMAL HEALTH INCORPORATED

	By:	/s/ Michael-Bryant Hicks
Date: February 8, 2019	Name:	Michael-Bryant Hicks
	Title:	General Counsel & Corporate Secretary

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